                                WARRANT AGREEMENT

      This WARRANT AGREEMENT (this "Agreement") is made and entered into as of November 16, 1998, by and between Incomnet, Inc., a California corporation (the "Company"), and Ironwood Telecom LLC, a Colorado limited liability company (the "Investor").

                                   BACKGROUND

      The Company is authorized to issue one class of Common Stock and three classes of Preferred Stock. Pursuant to this Agreement, the Company shall issue 100,000 warrants to the Investor entitling the Investor to purchase an aggregate of 100,000 shares of Common Stock of the Company representing not less than 0.5% of the outstanding shares of Common Stock of the Company.

      The Company and the Investor previously entered into a Bridge Loan and Security Agreement dated November 4, 1998 (the "Bridge Loan and Security Agreement"), pursuant to which the Investor has agreed to make a secured term loan to the Company in the original principal amount of $1,785,470. In addition, the Company issued to the Investor an additional Secured Promissory Note dated November 16, 1998 (the "$1M Note"), in the original principal amount of $1,000,000, in connection with an additional loan of $1,000.000 made by the Investor to the Company. The obligations under the $1M Note are secured by the collateral described in, and pursuant to, the Bridge Loan and Security Agreement Issuance of the warrants described herein is in partial consideration for the loan evidenced by the $1M Note.

                                    AGREEMENT

      NOW, THEREFORE, the Company and the Investor agree as follows:

                                       1.

                                   DEFINITIONS

      1.1. Certain Defined Terms.

      The following terms used in this Agreement have the following meanings:

      "$1M Note" means the Secured Promissory Note dated November 16, 1998, in the original principal amount of $1 million, issued by the Company in favor of the Investor.

      "Accredited Investor" has the meaning given to that term in Section 501(a) of Regulation D promulgated under the Act.

      "Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

      "Bridge Loan" has the meaning given to that term in the Bridge Loan and Security Agreement.

      "Bridge Loan and Security Agreement" means the Bridge Loan and Security Agreement, dated the date hereof, between the Company and the Investor.

      "Bridge Loan Note" has the meaning given to that term in the Bridge Loan and Security Agreement.

      "Charter Documents" of a Person means the articles or certificate of incorporation, the by-laws and any other charter documents of such Person, including without limitation any certificate of designation, as amended or restated and as in effect as of the Closing Date.

      "Common Stock" means the Company's Common Stock, no par value.

      "Closing Date" means the date on which the proceeds of the $1M are disbursed in accordance with the Bridge Loan Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

      "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

      "Current Exercise Price" means the Exercise Price immediately before the occurrence of any event which, pursuant to Article 4, causes an adjustment to the Exercise Price.

      "Distribution" means any transfer of cash or property by a Person to the Investor without consideration, whether by way of dividend or otherwise, or the purchase or redemption by such Person of its shares for cash or other property.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

      "Exercise Price" means the price of $1.00 per share, adjusted from time to time as provided in Article 4.

      "Expiration Date" means 5:00 p.m., Los Angeles time, on November 16, 2003, subject to extensions pursuant to Section 2.1.

      "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

      "Subsidiary" of any Person means a corporation of which more than fifty percent (50%) of the outstanding shares of capital stock of each class having ordinary voting power is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

      "Transfer" means the sale, pledge, assignment or other transfer of the Warrants or the Warrant Shares, in whole or in part, and of the rights of the Investors under this Agreement.

      "Warrant Certificate" means the certificate representing the Warrants, registered in the name of the Investor, substantially in the form of Exhibit A.

      "Warrants" means the warrants issued pursuant to this Agreement, which, when exercised, give the Investor the right to obtain one share of Common Stock per warrant, subject to adjustment as provided herein.

      "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of the Warrants, any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock and any other interest in the Company that has been or may be acquired upon exercise of the Warrants; provided, however, that a Warrant Share will no longer be a Warrant Share when such share is sold to a Person acquiring such share from a selling Investor in a sale by such Investor pursuant to a registered public offering or an offering made to the public that is exempted from registration by rule or regulation of the Commission, including Rules 144 and 144A under the Act or any successor rule or regulation.

      1.2. Interpretation

            Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, to the singular include the plural, and to the part include the whole. The term "including" is not limiting and the term "or" has the inclusive meaning represented by the term "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to "Articles," "Sections," "Subsections," "Exhibits," and "Schedules" are to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement, unless otherwise specifically provided. Terms defined herein may be used in the singular or the plural. Any capitalized terms used herein which are not specifically defined herein have the meaning given to them in the Loan Agreement.

                                       2.

                                  THE WARRANTS

      2.1. Issuance of Warrants

            On the Closing Date, in consideration of the purchase by the Investor of the Bridge Loan Note, the Company shall issue to the Investor One Hundred Thousand (100,000) Warrants and shall deliver to the Investor a Warrant Certificate representing such Warrants.

      2.2. Execution of Warrant Certificates

            Warrant Certificates may be signed on behalf of the Company by any person authorized by the Company to do so. Any person who, on the actual date of the execution of a Warrant Certificate, is authorized by the Company to sign the Warrant Certificate, may sign on the Company's behalf even if such person was not authorized to do so on the Closing Date.

      2.3. Registration

            The Company may deem and treat the registered Investor of a Warrant Certificate as the absolute owner for all purposes, notwithstanding any notation of ownership or other writing thereon made by anyone.

      2.4. Transfers

            The Warrants may not be Transferred without the prior written consent of the Company.

      2.5. Exchanges

            At the option of the Investor, any Warrant Certificate may be exchanged when surrendered at the principal office of the Company for one or more Warrant Certificates representing in the aggregate a Warrant or Warrants to acquire a like number and kind of shares of Common Stock in the Company by the Investor. Warrant Certificates surrendered for exchange shall be canceled by the Company.

      2.6. Mutilated or Missing Warrant Certificates

            If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of such Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants, but only upon receipt of evidence of such loss, theft or destruction reasonably satisfactory to the Company or, if requested by the Company, upon receipt of a duly executed indemnification agreement reasonably satisfactory to the Company; provided, however, that the Investor shall not be required to deliver an indemnity bond.

      2.7. Term and Exercisability of Warrants

            The Warrants shall be exercisable, in whole or in part, at any time and from time to time in number described in Section 2.1 and in the manner provided in Section 2.8; provided, however, that at the Expiration Date (as reset from time to time pursuant to Section 2.1) any unexercised Warrants shall become void and all rights of the Investor as a Investor of the Warrants shall cease.

      2.8. Manner of Exercise of Warrants

            Subject to the provisions of this Agreement, the Investor shall have the right to purchase from the Company, and the Company shall issue and sell to such Investor, one share of Common Stock for each Warrant exercised, upon surrender to the Company at its principal office of the Warrant Certificate representing such Warrant, together with a Form of Warrant Subscription in substantially the form of Exhibit C completed and signed, and upon payment to the Company of the Exercise Price in lawful money of the United States of America.

      2.9. Issuance of Shares Upon Exercise

            Upon exercise of a Warrant, the Company shall issue and cause to be delivered to the Investor, registered in such name or names as the Investor may designate, a certificate representing the share or shares of Common Stock issuable upon the exercise of such Warrant. The Warrants shall be exercisable, at the election of the Investor thereof, either as an entirety or for part only of the number of Warrants specified in the Warrant Certificate representing such Warrants. If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time prior to the Expiration Date, a new Warrant Certificate or Certificates shall be issued by the Company, to the Investor representing the remaining unexercised number of Warrants evidenced by the Warrant Certificate so surrendered. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

      2.10. Payment of Fees, Expenses and Taxes

            The Investor shall pay all expenses and taxes imposed by law or any governmental agency, including any documentary stamp taxes, attributable to the issuance of Warrant Shares upon the exercise of Warrant.

            The Borrower shall pay to the Lender on demand all costs and expenses that the Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Warrant Agreement, including, without limitation reasonable attorneys' and paralegals' fees and disbursements of counsel to the Lender.

      2.11. Reservation of Shares

      The Company covenants and agrees that, so long as any Warrants remain outstanding, the Company shall at all times have authorized and reserved a number of shares of Common Stock sufficient to provide for the exercise of the Warrants.

      2.12. Fractional Shares

      The Company need not issue fractional shares upon the exercise of Warrants but in lieu thereof may pay to the Investor the Fair Value of such fractional shares; provided, however, that in the event that the Company undertakes a reduction in the number of shares of Common Stock outstanding, it shall be required to issue fractional shares to the Investor which exercises all or any part of its Warrants.

                                       3.

                         REPRESENTATIONS AND WARRANTIES

      3.1. By the Company

      The Company represents and warrants to the Investor as follows:

      3.1.1. Legal Status

            The Company and its Subsidiaries are corporations duly formed and existing under the laws of the state where organized.

      3.1.2. Valid Issue.

            All shares of Common Stock, which may be issued upon exercise of the Warrants are duly authorized and, upon issuance in accordance with the provisions of this Agreement, shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests.

      3.1.3. Authority; No Conflicts.

            This Agreement, and any instrument or agreement required hereunder, are within the Company's powers, have been duly authorized, and do not conflict with any of its Charter Documents.

      3.1.4. Binding and Enforceable.

            This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding at law or in equity.

      3.1.5. Conflict.

            This Agreement does not conflict with any law, agreement, or obligation by which the Company or any of its Subsidiaries is bound.

      3.2. Securities Law Representations of the Investor

      The Investor represents, warrants and acknowledges to the Company as follows:

      3.2.1. Investment.

            The Warrants issued to the Investor, and the Warrant Shares to be issued to the Investor upon exercise of the Warrants, are being acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to or for sale in connection with the distribution thereof. The Investor has not been contacted concerning the acquisition of the Warrants or Warrant Shares by means of any advertisement.

      3.2.2. Sophistication.

            The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Investor's investment in the Warrants and the Warrant Shares; the Investor has the ability to bear the economic risks of such investment; the Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; and the Investor has had an opportunity to ask questions of management of the Company and to obtain such financial and other information from the Company as the Investor deems necessary or appropriate in connection with evaluating the merits of the investment in the Warrants and the Warrant Shares. The Investor acknowledges that the Warrants have not been and will not be registered under the Act and may not be transferred except in compliance with the Act and with the prior consent of the Company.

      3.2.3. Transfer Restrictions.

            There are no more than 10 members of the Investor and the Investor will cause each of its members to agree to appropriate restrictions on transferability of their member interests in the Investor in order to prevent a possible public distribution of the Warrant Shares under federal and applicable state securities laws.

                                       4.

                            ANTI-DILUTION PROTECTION

      4.1. Stock Splits, Consolidations, Dividends and Distributions

      If the outstanding shares of Common Stock are subdivided into a greater number of shares of Common Stock or if the Company makes a dividend in the form of stock or other Distribution of its stock to stock Investors, the Current Exercise Price shall, simultaneously with the effectiveness of such subdivision, dividend or Distribution, be proportionately reduced, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Current Exercise Price shall, simultaneously with the effectiveness of such combination, be proportionately increased.

      4.2. Successive Changes

      The provisions of this Article shall apply to successive dividends or other Distributions, subdivisions and combinations on or of shares of Common Stock after the date of this Agreement.

      4.3. Adjustment of Shares Issuable Upon Exercise of Warrants

      Upon each adjustment of the Exercise Price as a result of the calculations made pursuant to this Article 4, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter be treated as that number of Warrants, and shall evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredths), obtained by (i) multiplying the number of shares of Common Stock purchasable upon exercise of a Warrant prior to adjustment by the Exercise Price in effect prior to adjustment, and
(ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

      4.4. Notice of Adjustment to Investors

      Upon the occurrence of each adjustment or readjustment of the Exercise Price, the Company shall compute such adjustment or readjustment in accordance with the terms hereof. The Company shall furnish the Investor with a certificate signed by the Company's chief financial officer setting forth in reasonable detail (i) the Exercise Price after such adjustment or readjustment, (ii) the method of calculation and the facts upon which such calculation is based and
(iii) the number of shares of Common Stock purchasable upon exercise of a Warrant after such adjustment or readjustment.

                                       5.

                                  MISCELLANEOUS

      5.1. Notices

      In order to be effective, any notice or other communication required or permitted hereunder shall be in the form, and transmitted in the manner, required under the Secured Promissory Note.

      5.2. Successors and Assigns

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Investor may not Transfer any of the Warrants without the prior written consent of the Company.

      5.3. Governing Law

      This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts entered into and to be performed wholly within Colorado by Colorado residents.

      5.4. Consent to Jurisdiction

      The Company hereby consents to the non-exclusive jurisdiction, venue and forum of any state or federal court in Colorado with respect to any action, whether commenced by the Investor or any other Person, which, in whole or in part, in any way arises under or relates to this Agreement.

      5.5. Execution in Counterparts

      This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

      5.6. Remedies

      In the event of a breach by the Company of this Agreement, any Investor injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of this Agreement by the Company and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

      5.7. Incorporation of Exhibits and Schedules by Reference

      All Exhibits and Schedules to this Agreement are incorporated herein by this reference.

      5.8. Entire Agreement; Amendment

            This Agreement (including the Exhibits, Schedules and the parts of the Bridge Loan and Security Agreement incorporated by reference herein) is issued pursuant to the letter agreement, dated October 30, 1998, between the Company and the Investor and constitutes the entire agreement between the Company and the Investor with respect to the subject matter hereof, superseding all prior or contemporaneous negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be modified or amended or any provision hereof may be waived only with the written consent of the Company and the Investor.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, this Agreement to become effective as of the date first above written.

                                    INCOMNET, INC.,
                                    a California corporation

                                    By:  /s/  Denis Richard
                                        --------------------------------------
                                        Denis Richard
                                        President and Chief Executive Officer

                                    IRONWOOD TELECOM LLC,
                                    a Colorado limited liability company

                                    By:   /s/  Donald V. Berlanti
                                        --------------------------------------
                                        Donald V. Berlanti
                                        Member

                                    EXHIBITS

      Exhibit A:  Form of Warrant Certificate

      Exhibit B:  Form of Assignment

      Exhibit C:  Form of Warrant Subscription

                                    EXHIBIT A

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT WHICH FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE INVESTOR OF THESE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICE.

                        COMMON STOCK WARRANT CERTIFICATE

                                                For the Purchase of 100,000
                                                shares of Common Stock

      Incomnet, Inc., a California corporation (the "Company"), hereby certifies that, for value received, Ironwood Telecom LLC or any registered assigns, is the registered investor (the "Investor") of One Hundred Thousand (100,000) Warrants (the "Warrants") to purchase One Hundred Thousand (100,000) shares (the "Shares") of Common Stock of the Company ("Common Stock"); provided, however, the number of Warrants represented by this Common Stock Warrant Certificate and the number of shares of the Company's common stock issuable upon exchange of the Warrants shall be increased in accordance with Article 4 of the Warrant Agreement. Each Warrant entitles the Investor to purchase from the Company one fully paid and nonassessable share of Common Stock at an initial exercise price (the "Exercise Price") of $1.00 per share.

      The Investor's right to purchase Shares hereunder shall be exercised by surrender to the Company of this Warrant Certificate, together with an executed Form of Warrant Subscription (attached hereto) and payment of the aggregate Exercise Price of the Warrants exercised, at the principal executive office of the Company, upon the terms and subject to the conditions set forth in this Warrant Certificate and in the Warrant Agreement referred to herein.

      The Warrants represented by this Warrant Certificate have been issued pursuant to a Warrant Agreement dated as of November 16, 1998 (the "Warrant Agreement")


                                    Exh. A-1
between the Company and Ironwood Telecom LLC. The Warrant Agreement is incorporated in this Warrant Certificate by this reference and must be referred to for a description of the rights, obligations and duties of the Company and the Investors of the Warrants issued pursuant to the Warrant Agreement.

      If, upon any exercise of Warrants represented by this Warrant Certificate, the number of Warrants exercised is less than the total number of Warrants represented by this Warrant Certificate, there shall be issued to the Investor or the Investor's assignee a new Warrant Certificate representing the number of Warrants not exercised.

      This Warrant Certificate, when surrendered to the Company in accordance with the terms of the Warrant Agreement, may be exchanged without payment of any service charge for another Warrant Certificate or Warrant Certificates representing in the aggregate a like number of Warrants.

      Subject to and in accordance with the terms of the Warrant Agreement, any or all of the Warrants represented by this Warrant Certificate may be transferred by presentation to the Company accompanied by an executed Form of Assignment (attached hereto). A new Warrant Certificate representing the number of Warrants so transferred shall be issued to the transferee, subject to any limitations provided in the Warrant Agreement, without charge. If the number of Warrants so transferred is less than the total number of Warrants represented by this Warrant Certificate, there shall be issued to the transferor a new Warrant Certificate representing the number of Warrants not transferred.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by the person named below thereunto duly authorized.

DATED: November 16, 1998            INCOMNET, INC.,
                                    a California corporation

                                    By:
                                        -----------------------------------
                                    Its:
                                        -----------------------------------


                                    Exh. A-2

                                    EXHIBIT B

            FORM OF ASSIGNMENT

           (To be executed by the registered Investor if such Investor desires to transfer the Warrant Certificate.)

                  FOR VALUE RECEIVED, __________ hereby sells, assigns and transfers unto __________, the Warrants represented by the attached Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________ to transfer such Warrants on the books of the within-named Corporation with full power of substitution.


DATED:                   , 19
      ------------------
                                           Signature
                                                    ---------------------------


                                    Exh. B-1

                                    EXHIBIT C

                          FORM OF WARRANT SUBSCRIPTION
                 (To be signed only upon exercise of Warrant.)

      TO____________________:

      The undersigned, the Investor of the Warrants represented by the attached Warrant Certificate (the "Investor"), hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, __________* Shares of Common Stock (the "Shares") of Incomnet, Inc. (the "Company") and herewith makes payment, as provided in the Warrant Agreement, of US $_____________ therefor. The Investor hereby requests that the Company issue ______ shares of Common Stock and requests that the certificate(s) for such Shares be issued in the name of, and delivered to:

      _________________________             (Signature must conform in all
      _________________________              respects to name of Investor as
      (Address)                              specified on the face of the
                                             Warrant Certificate)

      Dated:______________19__.

      *Insert here the number of Shares called for on the face of the Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrants are being exercised), in either case without making any adjustment for additional Shares or any other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement, may be deliverable upon exercise.


                                    Exh. C-1